UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 22, 2006
MGM MIRAGE
(Exact name of registrant as specified in its charter)

DELAWARE	0-16760	88-0215232
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada	89109
(Address of Principal Executive Offices)	(Zip Code)
(702) 693-7120
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EX-99

ITEM 7.01. REGULATION FD DISCLOSURE
     The following information set forth in this Item 7.01 of this Form 8-K, including Exhibit 99 to this Form 8-K, is being furnished to, but not filed with, the SEC.
     This Current Report on Form 8-K is being furnished to disclose the Unaudited Pro Forma Condensed Combined Financial Statements and the notes thereto for the year ended December 31, 2005, prepared to give effect to the acquisition by MGM MIRAGE of Mandalay Resort Group. MGM MIRAGE will provide such Unaudited Pro Forma Condensed Combined Financial Statements and the notes thereto, in each case, furnished as Exhibit 99 to this Current Report, to potential investors of debt securities of MGM MIRAGE in a private placement.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:
99*	Unaudited Pro Forma Condensed Combined Financial Statements of MGM MIRAGE and the notes thereto.

*	Exhibit 99 is being furnished to the Securities and Exchange Commission (“SEC”) pursuant to Item 7.01 and shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM MIRAGE
Date: March 22, 2006	By:	/s/ Bryan L. Wright

	Name:	Bryan L. Wright
	Title:	Senior Vice President - Assistant General Counsel
& Assistant Secretary

INDEX TO EXHIBITS

No.	Description

99	Unaudited Pro Forma Condensed Combined Financial Statements of MGM MIRAGE and the notes thereto.*

*	Exhibit 99 is being furnished to the SEC pursuant to Item 7.01 and shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.